UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of Earliest Event Reported): December 12, 2007

WALKER FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	0-5418	13-2637172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Stewart Avenue - Suite 650, Garden City, New York 11530
(Address of principal executive offices)

(516) 832-7000
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 1.02

TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

In a Letter Agreement dated December 11, 2007 and executed on December 12, 2007, between us on the one side and Dutchess Private Equities Fund II, L.P., Dutchess Private Equities Fund, Ltd. and Dutchess Private Equities (collectively “Dutchess”) on the other side, we agreed to transfer and assign to Dutchess all of our rights, title and interest to acquire Tool City, Inc., including any products of our due diligence and retainers we have previously paid in order to complete the acquisition.  In addition, we agreed to transfer and assign to Dutchess any proceeds from the Convertible Debenture between us and Dutchess Private Equities Fund, Ltd., dated October 9, 2007.  This Convertible Debenture had a face value of $215,000 and had a maturity date of October 9, 2012. Effective December 11, 2007, this Debenture was terminated and we were no longer obligated to make payments on it. We have agreed to enter into a new promissory note for $100,000 with Dutchess or one if its assigns.

As consideration for these rights, Dutchess agreed to modify several agreements (“Dutchess Agreements”) between us and Dutchess that we previously entered into for the purpose of financing the operations of our company.  Specifically, during the period September 27, 2007 through May 30, 2008, Dutchess has agreed to forbear on any events of default, as defined in the Dutchess Agreements, that may or have occurred.  During this period, we will pay Dutchess $10,000 per month upon the successful closing of Dutchess’ acquisition of Tool City, Inc. and we will not be required to make any payments on the Dutchess Agreements until after May 30, 2008.  Further, pursuant to the terms of the amended term sheet for the acquisition, we will release all monies being held in escrow to Tool City, Inc.

This report contains forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission.  Although we believe  the expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
10.1	Letter Agreement, dated December 11, 2007 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2007	By:	/s/ Mitchell Segal
	Name:	Mitchell Segal
	Title:	Chief Executive Officer